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                                                                   Exhibit 10(s)

                               SIXTH AMENDMENT TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This Sixth Amendment to Amended and Restated Loan and Security Agreement (this "Sixth Amendment") dated as of January 31, 2003 by and among United States Lime & Minerals, Inc., a Texas corporation ("U.S. Lime"), Texas Lime Company, a Texas corporation ("TLC"), and Arkansas Lime Company, an Arkansas corporation ("ALC," and together with U.S. Lime and TLC, collectively referred to as the "Borrowers" and individually as a "Borrower"), and Wachovia Bank, National Association, formerly known as First Union National Bank, as successor to CoreStates Bank, N.A. ("Bank").

                                   BACKGROUND

         A. Borrowers and Bank are parties to an Amended and Restated Loan and Security Agreement dated December 30, 1997, as amended by (i) the First Amendment to Amended and Restated Loan and Security Agreement, (ii) the Second Amendment to Amended and Restated Loan and Security Agreement, (iii) a letter agreement dated as of April 21, 2000, (iv) the Third Amendment to Amended and Restated Loan and Security Agreement dated as of April 26, 2001, (v) the Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2001, and (vi) the Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of May 31, 2002 (as the same has been amended and may hereafter be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), pursuant to which Bank continued and restated certain credit facilities for the benefit of Borrowers under the terms and conditions set forth therein. All initially capitalized terms used in this Sixth Amendment, unless otherwise specifically defined herein, shall have the meanings ascribed to them in the Loan Agreement.

         B. Bank and Borrowers desire to further amend the Loan Agreement to extend the maturity date of the Revolving Credit according to the terms hereof.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1. Ratification. This Sixth Amendment is a modification of the Loan Agreement pursuant to Section 9.2 thereof. Except as expressly set forth herein, or in any amendment to any of the documents referred to herein, Borrowers and Bank acknowledge and agree that each and every term, condition and provision of the Loan Agreement is hereby ratified and confirmed in full.

                  2. Revolving Credit Termination Date Extended. The defined term "Revolving Credit Termination Date" is hereby amended and restated in its entirety as of the date hereof as follows:

                  "Revolving Credit Termination Date" means July 31, 2003, or such later date as Borrowers and Bank may agree in writing.

                  3. Outstanding Indebtedness. Borrowers hereby unconditionally acknowledge that, as of the date hereof, the outstanding principal balance under the Revolving Credit is $2,000,000, and the aggregate face amount of outstanding undrawn Letters of Credit is $133,000. Borrowers acknowledge and agree that the foregoing balance of the Revolving Credit (including the amount of all draws under outstanding Letters of Credit), together with interest, which shall accrue from the date hereof at the rates set forth in the Loan Agreement, is owing to Bank without claim, counterclaim, recoupment, defense or setoff of any kind.

                  4. Extension Fee. Borrowers agree to pay Bank a fee in the amount of $6,250 on February 28, 2003 if on that date (i) the outstanding principal balance of, and all accrued and unpaid interest on, the Revolving Credit has not been repaid in full, and (ii) the commitment to make advances thereunder has not been terminated.

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         5. Representations and Warranties. To induce Bank to enter into this
Sixth Amendment, Borrowers jointly and severally represent and warrant to Bank as follows:

                  5.1 After giving effect to the modifications contained herein, all representations, warranties and covenants made by Borrowers to Bank in the Loan Agreement (except those relating to a specific date) are true and correct in all material respects as of the date hereof, with the same force and effect as though made as of the date hereof;

                  5.2 No Event of Default or Unmatured Event of Default has occurred and is continuing under the Loan Agreement as of the date hereof;

                  5.3 Each Borrower is a corporation validly subsisting under the laws of the state of its incorporation; the execution, delivery and performance of this Sixth Amendment and any other documents and instruments executed and delivered to Bank in connection herewith (i) are within each Borrower's corporate powers, (ii) have been duly authorized by each Borrower's Board of Directors, (iii) do not contravene any provision of law or any indenture, agreement or undertaking to which any Borrower is a party or is otherwise bound, any Borrower's Certificate of Incorporation or bylaws, or any resolution of the Board of Directors of any Borrower, and (iv) require no consent or approval of any governmental authority or any third party; and

                  5.4 This Sixth Amendment and any other documents and instruments executed by a Borrower and delivered to Bank in connection herewith have been validly executed and are enforceable against the Borrower or Borrowers party thereto in accordance with their respective terms.

Any failure of any of the representations and warranties made by Borrowers in this Sixth Amendment to be true and correct in all material respects when made shall constitute an Event of Default under the Loan Agreement.

         6. Conditions Precedent. The effectiveness of this Sixth Amendment, and the performance by Bank of its obligations described herein, are subject to the conditions precedent that Bank shall have received, in form and substance satisfactory to Bank:

                  6.1 resolutions of the Boards of Directors of each Borrower authorizing the execution, delivery and performance of this Sixth Amendment and the other documents and instruments executed and delivered to Bank in connection herewith, certified by such Borrower's Secretary that the same are true and complete copies of the originals thereof and remain in full force and effect, not having been modified or rescinded; and

                  6.2 a completed and executed Borrowing Base Certificate for the month ended December 31, 2002.

         7. Miscellaneous.

                  7.1 Entire Agreement. The Loan Agreement, as amended by this Sixth Amendment, and the other Loan Documents, embody the entire agreement and understanding between Bank and Borrowers. The Loan Agreement, together with this Sixth Amendment, and all documents executed and delivered in connection herewith, supersede all prior agreements and understandings relating to subject matter hereof. This Sixth Amendment together with the Loan Agreement, and the documents executed and delivered in connection herewith and therewith shall be construed as one agreement, and in the event of any inconsistency, the provisions of any promissory note evidencing a portion of the Indebtedness shall control over the provisions of this Sixth Amendment.

                  7.2 Counterparts. This Sixth Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so


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executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Sixth Amendment shall be effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

                  7.3 Captions. The captions or headings in this Sixth Amendment are for convenience of reference only and in no way define, limit, or describe the scope or intent of any provision of this Sixth Amendment.

                  7.4 Successors and Assigns; Governing Law. This Sixth Amendment shall be binding upon and inure to the benefit of the respective parties hereto and their successors and assigns and shall be governed by, and construed and enforced in accordance with, the internal laws of the Commonwealth of Pennsylvania without regard to its principles of conflicts of laws.

         IN WITNESS WHEREOF, the undersigned have executed this Sixth Amendment as of the day and year first written above.


                                   BANK:

                                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                      f/k/a First Union National Bank
                                      (successor to CoreStates Bank, N.A.)


                                      By:
                                         ------------------------------------
                                             Alex A. Diffey, Jr.,
                                             Senior Vice President



                                   BORROWERS:

                                      UNITED STATES LIME & MINERALS, INC.
Attest:

By:                                   By:
   --------------------------            ------------------------------------
                                             M. Michael Owens, Vice President
                                             and Chief Financial Officer

                                      TEXAS LIME COMPANY


By:                                   By:
   --------------------------            ------------------------------------
                                             M. Michael Owens, Vice President


                                      ARKANSAS LIME COMPANY


By:                                   By:
   --------------------------            ------------------------------------
                                             M. Michael Owens, Vice President


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